Exhibit 10.5

Number:____________

Employment Contract

Party A:___________________________ (Seal / Signature)

Party B:  ___________________________

Signing Date:                   Year                  Month                   Date

According to the “Labor Law of the People’s Republic of China”, “Labor Contract Law of the People’s Republic of China” and relevant laws and regulations, both parties agree to sign this contract by consensus and voluntarily and voluntarily and comply with the terms set out in this contract.

I. Basic Information for both parties

Article 1: Party A _________________________________________ (Seal / Signature)

Legal representative (principal) or agent _________________________________________

Business Address _________________________________________

Article 2: Party B _______________ Gender _______________

Household type (non-agricultural, agricultural) _________________________________________

Resident identity card number_________________________________________

Or other valid certificate name _______________ ID Number_________________________________________

The starting date of work is _______________ year _______________ month _______________ date

Location _______________ Province(City) _______________ District(County) _______________ Street(Township)

Current residential address:_________________________________________

Party B declares that the information filled in is true and at the same time promises that if the above content changes, Party A’s human resources department shall be notified in writing within 2 days after the change.

II. The term of labor contract

Article 3: The contract is a fixed-term labor contract.

(1) The labor contract term is _________ year(s), from _________ year _________ month_________ date to_________ year month _________ date.

(2) Probation will take the following _________ kinds of forms:

1、No probation

2、Probation term is _________month(s), from _________year month_________date to _________year month _________date.

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The expiration of the labor contract expires. Upon mutual agreement, the labor contract may be renewed. The renewal period shall be subject to the renewal of the contract. If Party B fails request labor contract renew, Party A will deem it as Party B’s intention not to renew the labor contract and terminate Party A without any form of financial compensation.

Article 4: During the probation period, if Party B finds that Party B does not meet the conditions of employment, Party B will release Party B after explaining the reasons and pay wages according to the actual attendance of Party B without paying Party B further financial compensation to terminate the labor contract. Party B during the probation period of one of the following circumstances, that is, does not meet the conditions of employment:

(1) In violation of the principle of honesty and trustworthiness, Party B did not truthfully inform the work related information, including but not limited to educational background, physical condition, marital status, work experience, contact information, home address and account information;

(2) Party B’s skills, performance and ability do not meet the description of job responsibilities of Party A when recruiting; Party B cannot complete the work tasks on time, according to quality and quantity of Party A’s requirements;

(3) During the probation period, Party A has the right to examine and test the expiring staff of the probation period. Examination and assessment at the same time for more than 75 points as qualified, as eligible for hiring conditions. Assessment criteria see the company “performance appraisal system.” The exam includes but not limited to the basic situation of the company, the company’s rules and regulations, policies and regulations, basic skills and knowledge of positions. Examination and assessment of any one of the following 75 points are unqualified, that does not meet the hiring conditions. For those who do not meet the conditions of employment, Party A has the right to immediately terminate the labor relationship;

(4) Party B did not go to the hospital designated by Party A (or recognized) for medical examination; in the physical examination there is a impostor; failed physical examination;

(5) Party B’s employment procedures are incomplete or false that influenced Party A’s hiring decision; including but not limited to the failure to fulfill the resignation procedures of the previous employer; failing to submit within the specified time required by Party A Prepare information;

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(6) During the probation period, Party B did not meet or could not meet the basic requirements of the job because of physical health;

(7) Other violations of laws, regulations, rules and regulations and labor discipline behavior.

During the probation period, Party B may release Party A after giving written notice to Party A in writing three days in advance, and the transfer of work must be done.

III. Job Description, responsibilities and place of work

Article 5: Party B agrees to accept the role of according to Party A’s employment needs. Party B shall ensure that the tasks assigned by Party A shall be completed on time, by quality and by quantity in strict accordance with the requirements of the “job description” and the safe operation stipulated by Party A after promulgation.

Article 6: Party B’s job responsibilities and code of conduct shall be in accordance with the rules and regulations formulated and disclosed by Party A in accordance with the law.

Article 7: If Party B is not suitable for the work of this post or the work of this post is not competent, Party A has the right to decide on training or adjustment of their jobs. After training or adjustment of work position, Party B still can not do the work, and Party A has the right to terminate the labor contract.

Article 8: Party A according to the needs of production and operation must adjust the work position of Party B or arrange the work position of Party B, Party B is willing to obey the adjustment of the company.

Article 9: Party A arranges Party B’s office location is __________,Party B confirmed. Party B agrees and accepts the change of place of work due to the change of Party A’s office address or the change of place of work due to the need of work.

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III. Working hours, rest breaks, and vacation

Article 10: Party A arranges Party B to implement standard working hours system.

Party B does not work more than 8 hours a day and no more than 40 hours a week. The weekly rest day is Saturday and Sunday.

Article 11: Party A’s system of leave to Party B has statutory holidays.

V. Labor compensation

Article 12: Party A shall pay Party B a monthly salary in the form of currency according to the standards agreed upon by both parties, and the remuneration of Party B shall be the wage Yuan。The pay date is 15th of each month to pay last month’s basic salary

Article 13: According to the law, the part of social insurance borne by Party B and the taxes and fees payable by the individual shall be withheld and paid by Party A in Party B’s salary.

Article 14: Party A has the right to make corresponding adjustments to the performance bonus, other allowances and subsidies of Party B according to the operating conditions of the company and the comprehensive performance of Party B, except the basic salary, but Party B should be informed in advance that Party B promises to accept the adjustment of the company.

Article 15: When Party A implements the new salary system or the change of the post of Party B, the salary of Party B shall be adjusted according to the stipulation of Party A;

VI. Social Insurance

Article 16: Party A shall pay the corresponding social insurance for Party B; Party A shall handle the social insurance formalities for Party B and undertake the corresponding social insurance obligations. Party A shall shoulder the part borne by Party B from Party B’s wages.

Article 17: Party A starts to handle social security for Party B within the stipulated time, and the social security payment shall be subject to the approval date of Social Security Fund Management Center. Party B has a situation of breaking the file, which is handled by Party B, Party A does not bear the corresponding social insurance costs.

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VII Labor discipline

Article 18: Party B should abide by the rules and regulations formulated by Party A in accordance with the law to safeguard the company’s image; keep Party A’s trade secrets; strictly abide by labor safety and hygiene, operating procedures and work practices; love Party A’s property and abide by professional ethics; actively participate in Party A’s Training, improve their own quality; subject to Party A work arrangements, accept Party A’s work assessment, loyal to their duties.

Article 19: Party B violates the rules and regulations and labor discipline, Party A may in accordance with the company rules and regulations, give disciplinary action or terminate the contract.

Article 20: During the performance of this contract, Party A may formulate new rules and regulations in accordance with relevant state regulations, and may also amend the rules and regulations formulated by Party A. If the terms of this contract conflict with the new national regulations and the new rules and regulations of Party A, both Party A and Party B should implement the new national regulations and the new rules and regulations of Party A.

VII. Labor protection, working conditions and occupational hazards protection

Article 21: Party A shall equip Party B with the necessary safety precautions and distribute the necessary labor protection articles according to the requirements of production posts and in accordance with the provisions of the State on labor safety and hygiene. Party A shall establish a safety production system in accordance with the relevant laws and regulations of the state; Party B shall strictly abide by Party A’s labor safety system, prohibit illegal operations, prevent accidents in the labor process, and reduce occupational hazards.

Article 22: Party A shall establish and improve the responsibility system for occupational disease prevention and control, strengthen the management of prevention and control of occupational diseases and raise the level of prevention and control of occupational diseases.

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XI、Labor contract termination, termination and financial compensation

Article 23: The conclusion of the contract based on laws, administrative regulations, rules and regulations or other objective circumstances resulting in the failure to perform this contract, the two parties agreed upon by both parties may change the contents of this contract.

Article 24: Party B has one of the following circumstances, Party A can terminate the contract at any time, and does not pay any compensation:

(1) Party B has one of the following circumstances, Party A can terminate the contract at any time, and does not pay any compensation:

(2) Secretly seize, dismantle, destroy company documents, causing economic losses to the company;

(3) Employee job search provides false information; Or deceive, conceal the actors;

(4) Does not have the government or company employment procedures;

(5) Job performance does not meet the “job description” requirements;

(6) Those who have been sentenced to fixed-term imprisonment, or are still serving their sentence of imprisonment, are deprived of their civic rights, or are wanted by the criminal case; Those who are criminalized according to law are punished by reeducation through labor or public security;

(7) Those who have failed to pass the examination at the level 3 or above hospitals, those with mental illness or infectious diseases, those who have alcoholism or drugs abuse;

(8) Suffering from an infectious disease or other serious illness, but deliberately concealing unscrupulous persons;

(9) Employee case evidence and other fake proofs provided by the employer;

(10) Unexplained absenteeism up to 1 day, is a serious violation of the company rules and regulations;

(11) Use their positions in favor of malpractices for personal gain, for personal benefits and rebates, soliciting and accepting bribes; causing serious damage to Party A;

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(12) Party B at the same time with other employers to establish labor relations, Party A to complete the task of causing serious impact, or by Party A, refused to correct;(13)Violation of the labor contract, causing serious losses to Party A;

(14) Due to the existence of fraudulent or intimidating means or by the risk of passengers, so that contrary to the true meaning of the other party to make or change the labor contract resulting in the labor contract is invalid.

(15) Cumulatively twice a year was severely punished.

(16) A total of 2 times commissioned others or substitute others on behalf of attendance;

(17) Stealing corporate property, business information or other colleague property;(18)Stealing corporate property, business information or other colleague property;(19)Hit the leadership, do not obey the leadership of the work arrangements, denial of work or passive sabotage;

(20) Because of the work relationship, secretly retaliation against colleagues in the company;

(21) Other acts of a similar nature to those described above; and other violations identified by the company.

Article 25 Party B in the case of any one of the following circumstances, Party A may 30 days in advance written notice to Party B to lift the contract, or pay Party B a month’s wages immediately terminate the contract:

(1) If Party B is sick or not injured by work, he can not engage in the original work after the prescribed period of medical treatment expires, nor can he engage in other work arranged by Party A;

(2) examination or examination, Party B has a score of 75 points or less, for the B can not do the work, after training or adjustment of jobs and salary, still can not do the job;

(3) Party B’s department or group (department or group should meet more than 5 people), democratically and publicly appraised, more than two-thirds of employees or other employees think the employee’s ability to work, teamwork and cooperation are poor;

(4) The objective circumstances under which the contract was established have undergone major changes, resulting in the failure to perform this contract. After Party A and Party B negotiate and fail to reach an agreement on changing the contents of this contract.

Article 26: Party B can terminate the contract at any time, with specific reference to “Labor Contract Law” the relevant provisions of the implementation.

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Article 27: During the probation period, Party B shall notify Party A in writing on 3 days in advance. Otherwise, Party B shall bear all the losses caused to Party A. Party A shall have the right to request Party B to make compensation according to the average personal wage amount of two months if he or she leaves the job without approval or applies for leaving his job privately for less than one month.

Article 28: In the event of any of the following circumstances, the contract is terminated:

(1) Expiration of a labor contract;

(2) Party B began to enjoy the basic pension insurance according to law or reach the statutory retirement age;

(3) Party B died or was declared dead or declared missing by a people’s court;

(4) Party A is declared bankrupt according to law;

(5) Party A has its business license revoked, ordered to close down, withdrawn or Party A decided to dissolve the business license in advance;

(6) Other cases as prescribed by laws and administrative regulations.

Article 29: After the contract is terminated or terminated, Party A and Party B shall handle the formalities such as business handover and economic settlement in time. Party B shall return all documents and documents related to the operation of Party A to the supervisor of the department and handle the transfer of work.

X. Liability for breach of contract

Article 30: Party B has one of the following circumstances, causing losses to Party A, Party B should bear the liability for compensation:

(1) If Party A violates the provisions of this contract during the work of Party A and causes losses to Party A;

(2) If party A violates the relevant provisions of Party A during operation, it causes losses to Party A;

(3) If Party B and Party A sign a “Confidentiality Agreement,” Party B violates the stipulations in the foregoing agreement and causes losses to Party A;

(4) During the work of Party A, there are other acts that cause Party A’s losses.

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Article 31: If Party B conceals the actual situation, contracts with other companies or violates the provisions of this contract or laws and regulations due to other acts, Party B or Party B will bear all the losses of Party A and the third party if the interests of Party A or third parties are damaged.

Article 32: Party A violates the provisions of this contract during the work of Party B and causes losses to Party B, Party A shall bear the liability for compensation.

XI. Other parties agreed content

Article 33: Both parties agree that the contract adds the following:

XII. Labor dispute resolution and others

Article 34: Party A and Party B have disputes over the performance of this contract. The parties may apply for mediation to Party A’s Labor Dispute Mediation Committee. If the mediation fails, they may apply to the Labor Dispute Arbitration Commission for arbitration.

Article 35: Party B shall ensure that it has released (or terminated) the labor contract or labor relationship with the original employer and does not have any non-competition restriction related to Party A. Party B shall not establish any labor relationship with other third parties while working for Party A Or in other units part-time or in any form of rendering services. Party B promises not to act in breach of the principle of good faith. Party B shall strictly abide by the laws and regulations of the country and Party B’s work place, abide by the Party A’s various rules and regulations, confidentiality provisions and labor discipline. If Party B violates the provisions of this Article by guarantee, it shall be regarded as a serious violation of the rules and regulations, and the party immediately terminates the contract and shall not be financially compensated or compensated.

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Article 36: Party A designated labor discipline, the rules and regulations such as “Staff Rules”, “Employee Training Agreement”, “Performance Appraisal Management Approach”, “Confidentiality Agreement” and “Job Description”, all departments and management methods are based The effective part of the labor contract has the same legal effect as this contract. Once the contract is signed and Party B signs the various systems and contracts, it is deemed that Party B is already familiar with and voluntarily accept the labor discipline and various rules and regulations set by Party A and Management practices and other constraints.

Article 37: The outstanding matters of this contract shall be implemented in accordance with the relevant provisions of the state. Not provided, both parties can sign a supplementary agreement. If contrary to future national laws, regulations and government policies, then the national laws, regulations and government policies shall prevail.

Article 38: The contract is in duplicate, Party A holds a copy, Party B takes a copy and takes effect after both parties have signed and sealed the seal.

Article 39: Relevant documents served Valid address confirmed:

Party B’s effective address: ______________, Recipients ______________, contact number:______________; Zip code: ______________.

(Note 1) Party A will send such documents as Notice, Punishment and Change to Party B at the above address, and if it is a sign on behalf of a resident, it shall be deemed to have been served. If there is any change in the address and the recipient’s information, Party B shall immediately notify Party A in writing, or Party B shall bear the responsibility and consequence caused by the failure to notify in time.

(Note 2) Party A shall provide Party B with a recruitment outline or verbally inform Party B about Party B’s work contents, working conditions, work place, occupational hazards, work safety conditions, labor remuneration and other information requested by Party B. Party B in this contract signed or stamped, as has been accepted by the Party informed the above situation.

Party A: (Seal / Signature)	Party B Signature:

Legal representative or principal:

Signed Date:	Signed Date:

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Renewal of labor contract

The renewal of the type of contract for the term is _________, Renewal of the contract effective date is from _____________to _____________.

Party A	(Official Seal)

Legal representative (principal) or agent (signature or seal)

Party B	(Signature or Stamp)

Date: ___________

The renewal of the type of contract for the term is   _____ ,Renew the effective date of the contract is from to ___________.

Party A	(Official Seal)

Party B	(Signature or Stamp)

Legal representative:

Date: ___________

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Change of labor contract

After the agreement between Party A and Party B, make the following changes to this contract:

Party A	(Official Seal)

Party B	(Signature or Stamp)

Legal representative (principal) or agent (signature or seal) Date:

Date: ___________

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